EXHIBIT 99.1
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[PARAGON TECHNOLOGIES, INC. LOGO]                                           NEWS
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FOR:          IMMEDIATE RELEASE

CONTACTS:     Len Yurkovic, Acting CEO
              610-252-3205
              610-252-3102 (Fax)
              www.ptgamex.com
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                PARAGON TECHNOLOGIES REPORTS 2008 SECOND QUARTER
                             AND SIX MONTHS RESULTS

                                    - - - - -

EASTON, PA -- August 12, 2008 -- Paragon Technologies, Inc. (Amex:PTG), a leading supplier of "smart" material handling systems and "software-driven" warehouse and distribution center solutions, today announced results for the second quarter and six months ended June 30, 2008.

During the second quarter ended June 30, 2008, the Company had a net loss of $109,000 or $.04 loss per share on sales of $4.1 million, compared to net income of $11,000 or $.00 earnings per share on sales of $6.0 million during the second quarter ended June 30, 2007.

During the first half of 2008, the Company had a net loss of $3,000 or $.00 loss per share on sales of $9.2 million, compared to a net loss of $257,000 or $0.09 loss per share on sales of $9.6 million during the first half of 2007.

During the first half of 2008, the Company repurchased 98,948 shares of common stock at a weighted average cost, including brokerage fees, of $5.47 per share. As of June 30, 2008, $2,343,070 remained available for repurchases from the $17,000,000 stock repurchase program.

Len Yurkovic, Acting CEO of Paragon Technologies, commented, "We are disappointed in our second quarter and six months results following a year of strong revenue growth. While the sluggish economy has caused a number of our customers to push back or delay projects, our sales



                                     [MORE]

We Build Productivity                                          [SI SYSTEMS LOGO]
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      PARAGON TECHNOLOGIES, INC. o 600 Kuebler Road o Easton, PA 18040-9201
                        o 610.252.3205 o Fax 610.252.3102
                                 www.ptgamex.com
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



[PARAGON TECHNOLOGIES, INC. LOGO]                                         Page 2
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force is seeing positive customer  interest in new projects.  We expect to be on track once economic conditions improve."

The Company will host a conference call to discuss these results on Tuesday, August 12, 2008 at 11:00 a.m. ET. To participate in the call, please dial 1-866-752-7147 and ask for the Paragon Technologies teleconference. Simultaneous with the conference call, an audio webcast of the call will be available via a link on the Paragon website, www.ptgamex.com.

Paragon's SI Systems' branded technologies drive productivity at Fortune 1000 companies and the United States Government.



About Paragon Technologies

Paragon Technologies is a leader in integrating material handling systems and creating automated solutions for material flow applications. SI Systems' branded technologies and material handling solutions address unit assembly in manufacturing operations and order fulfillment applications. One of the top material handling systems suppliers worldwide, SI Systems leading clients have included the United States Postal Service, BMG, Peterbilt, Honda, and Maybelline.



                                      * * *

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Cautionary Statement. Certain statements contained herein are not based on historical fact and are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the Securities and Exchange Commission rules, regulations and releases. Paragon intends that such forward-looking statements be subject to the safe harbors created hereby. Among other things, the forward-looking statements regard Paragon's earnings, liquidity, financial condition, review of strategic alternatives, and other matters. Words or phrases denoting the anticipated results of future events, such as "anticipate," "does not anticipate," "should help to," "believe," "estimate," "is positioned," "expects," "may," "will," "is expected," "should," "continue," and similar expressions that denote uncertainty, are intended to identify such forward-looking statements. Paragon's actual results, performance, or achievements could differ materially from the results expressed in, or implied by, such "forward-looking statements:" (1) as a result of factors over which Paragon has no control, including the strength of domestic and foreign economies, sales growth, competition, and certain cost increases; and (2) if the factors on which Paragon's conclusions are based do not conform to its expectations. The forward-looking statements contained in this press release may become outdated over time. Paragon does not assume any responsibility for updating any forward-looking statements. Furthermore, achievement of the objectives of the Company is subject to certain risks, including, but not limited to, those risks outlined in Paragon's filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2007 and the most recent quarterly report on Form 10-Q for the quarter ended March 31, 2008.

     This press release and prior releases are available at www.ptgamex.com.
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[PARAGON TECHNOLOGIES, INC. LOGO]                                         Page 3
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
                                       Paragon Technologies, Inc.
                                      Summary Financial Information
                           Selected Financial Data -- Balance Sheets (UNAUDITED)
                                 (In Thousands, Except Ratio Information)
-----------------------------------------------------------------------------------------------------------
                                                         June 30, 2008                 December 31, 2007
-----------------------------------------------------------------------------------------------------------
Cash and cash equivalents..................                $  10,890                           12,104
Short-term investments.....................                      180                              200
                                                    ------------------------          ---------------------
   Total cash and cash equivalents
     and short-term investments............                $  11,070                           12,304
                                                    ------------------------          ---------------------
Trade receivables..........................                $   1,481                            2,640

Inventories................................                $     777                              859

Current assets.............................                $  14,893                           17,842
Current liabilities........................                    3,364                            5,802
                                                    ------------------------          ---------------------
   Working capital.........................                $  11,529                           12,040
                                                    ------------------------          ---------------------
Current ratio..............................                     4.43                             3.08

Total assets...............................                $  15,329                           18,316

Total stockholders' equity.................                $  11,721                           12,253
-----------------------------------------------------------------------------------------------------------

                                       Paragon Technologies, Inc.
                                      Summary Financial Information
                      Selected Financial Data -- Statements of Operations (UNAUDITED)
                               (In Thousands, Except Per Share Information)
-----------------------------------------------------------------------------------------------------------
                                                Second Quarter Ended               Six Months Ended
                                                     June 30,                          June 30,
                                           ------------------------------    ------------------------------
                                               2008             2007             2008             2007
                                           -------------    -------------    -------------    -------------
Net sales.............................       $  4,123           6,019            9,168            9,626
                                           =============    =============    =============    =============

Income (loss) before income taxes.....       $   (212)             41              (29)            (355)
Income tax expense (benefit)..........           (103)             30              (26)             (98)
                                           -------------    -------------    -------------    -------------
Net income (loss).....................       $   (109)             11               (3)            (257)
                                           =============    =============    =============    =============

Basic earnings (loss) per share.......       $   (.04)            .00              .00             (.09)
                                           =============    =============    =============    =============

Diluted earnings (loss) per share.....       $   (.04)            .00              .00             (.09)
                                           =============    =============    =============    =============
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

                                       Paragon Technologies, Inc.
                                    Supplemental Financial Information
                          Reconciliation of Net Income (Loss) to EBITDA (UNAUDITED)
                                             (In Thousands)
-----------------------------------------------------------------------------------------------------------
                                                Second Quarter Ended                Six Months Ended
                                                      June 30,                          June 30,
                                           ------------------------------    ------------------------------
                                               2008             2007             2008             2007
                                           -------------    -------------    -------------    -------------
Net income (loss).....................       $   (109)           11                (3)            (257)
Add:   Income tax expense (benefit)...           (103)           30               (26)             (98)
                                           -------------    -------------    -------------    -------------
Income (loss) before income taxes.....           (212)           41               (29)            (355)
Add:   Interest expense...............              -             -                 -                -
Add:   Depreciation and
         amortization expense.........             32            28                63               55
                                           -------------    -------------    -------------    -------------
EBITDA                                       $   (180)           69                34             (300)
                                           =============    =============    =============    =============
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